IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated June 27, 2017 (the “Supplement”)

to the Prospectus dated December 30, 2016 and

the Statement of Additional Information

dated December 30, 2016 (as revised February 9, 2017) (the “SAI”)

for the iShares MSCI Canada ETF (EWC) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI for the Fund.

The following changes are expected to take effect on or around September 1, 2017:

	Current	New
Underlying Index	MSCI Canada Index	MSCI Canada Custom Capped Index

Change in the Fund’s Principal Investment Strategies

The first paragraph on page S-2 of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Canada Custom Capped Index (the “Underlying Index”), which is designed to measure the equity performance in Canada and consists of large- and mid-capitalization companies whose stocks trade primarily on the Toronto Stock Exchange. The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer to a maximum of 22.5%, and (ii) the aggregate weight of issuers exceeding a 4.75% weight to a maximum of 22.5%. Additionally, outside the scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 22.5% for any single issuer and 24.5% for group entities representing more than 5%. As of May 31, 2017, a significant portion of the Underlying Index is represented by securities of energy and financials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Change in the Fund’s Summary of Principal Risks

The section of the Prospectus entitled “Summary of Principal Risks” is amended to delete “Materials Sector Risk.”

Change in the Fund’s A Further Discussion of Principal Risks

The section of the Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete “Materials Sector Risk.”

Change in the Fund’s A Further Discussion of Other Risks

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to add the following:

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Change in the Fund’s Construction and Maintenance of the Underlying Indexes

The section of the SAI entitled “MSCI Canada Index” on pages 37-38 is deleted in its entirety and the following section entitled “MSCI Canada Custom Capped Index” is added:

MSCI Canada Custom Capped Index

Number of Components: approximately 95

Index Description. The MSCI Canada Custom Capped Index consists of stocks traded primarily on the Toronto Stock Exchange.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends.

The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-EWC-S

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated June 27, 2017 (the “Supplement”)

to the Summary Prospectus dated December 30, 2016

for the iShares MSCI Canada ETF (EWC) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus for the Fund.

The following changes are expected to take effect on or around September 1, 2017:

	Current	New
Underlying Index	MSCI Canada Index	MSCI Canada Custom Capped Index

Change in the Fund’s Principal Investment Strategies

The first paragraph on page S-2 of the section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Canada Custom Capped Index (the “Underlying Index”), which is designed to measure the equity performance in Canada and consists of large- and mid-capitalization companies whose stocks trade primarily on the Toronto Stock Exchange. The Underlying Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer to a maximum of 22.5%, and (ii) the aggregate weight of issuers exceeding a 4.75% weight to a maximum of 22.5%. Additionally, outside the scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 22.5% for any single issuer and 24.5% for group entities representing more than 5%. As of May 31, 2017, a significant portion of the Underlying Index is represented by securities of energy and financials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Change in the Fund’s Summary of Principal Risks

The section of the Summary Prospectus entitled “Summary of Principal Risks” is amended to delete “Materials Sector Risk.”

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates. IS-A-EWC-SP

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE